Exhibit 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 27, 2005 by and among NEUROLOGIX, INC., a Delaware corporation (the "Company") and Medtronic International, Ltd., a Delaware corporation (the "Purchaser"). Capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement, dated as of the date hereof, and as such may be amended pursuant to the terms thereof, by and among the Company and the Purchaser (the "Stock Purchase Agreement").

                              W I T N E S S E T H:

                  WHEREAS, the Company has agreed to issue and sell to the Purchasers the Shares and the Warrants in accordance with the terms of the Stock Purchase Agreement and the Purchaser has, separate and apart from its securities purchases pursuant to the Stock Purchase Agreement, an equity interest in the Company's Common Stock;

                  WHEREAS, in connection with the sale of the Shares and the Warrants to the Purchasers, the Company has agreed to provide the Purchasers with the registration rights set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              Certain Definitions
                              -------------------

                  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                  1.1  "Blackout Period" shall have the meaning set forth in
Section 2.2(e).

                  1.2 "Commission" shall mean the Securities and Exchange Commission or any federal agency at the time administering the Securities Act and the Exchange Act.

                  1.3 "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

                  1.4  "Demand" shall have the meaning set forth in Section
2.3(a).

                  1.5  "Demand Registration" shall have the meaning set forth in
Section 2.3(a).

                  1.6 Demand Registration Statement" shall have the meaning set forth in Section 2.3(a).

                  1.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute then in effect which has replaced such statute.

                  1.8 "Holder" shall mean the Purchaser and any other Person who is or becomes a Holder or beneficial owner of Registrable Securities for so long as such Person holds or beneficially owns any Registrable Securities.

                  1.9 "Piggyback Registration" shall have the meaning set forth in Section 2.1(a).

                  1.10 "Person" shall mean an individual, corporation, limited liability company, joint venture, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

                  1.11 "Registrable Securities" shall mean the Shares, the Warrants, the Warrant Shares and all of the shares of the Company's capital stock now owned by the Purchaser or any affiliate of the Purchaser, provided that such securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such Registrable Securities have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement; (ii) such Registrable Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Registrable Securities relating to restrictions on the transferability thereof, under the Securities Act or otherwise, is removed by the Company or such Registrable Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iii) such Registrable Securities shall cease to be outstanding.

                  1.12 "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

                  1.13 "Securities Act" shall mean Securities Act of 1933, as amended, or any federal statute then in effect which has replaced such statute.

                  1.14 "Shelf Registration Statement" shall have the meaning set forth in Section 2.2(b).


                                   ARTICLE II

                              Registration Rights
                              -------------------


                  2.1  Piggyback Registration.

                  (a) If the Company shall at any time determine to register any equity securities of the Company for sale to the public for its own account or for the account of other holders of equity securities of the Company on any registration form (other than Form S-4 or S-8 or other successor forms) which permits the inclusion of Registrable Securities held by any Holder (a "Piggyback Registration"), then the Company will promptly give each Holder written notice thereof and, subject to Section 2.1(c), shall include in such registration all Registrable Securities requested to be included therein pursuant to the written requests of Holders received within twenty (20) days after delivery of the Company's notice. The Company will use its reasonable best efforts to cause such Registrable Securities as to which registration shall have been requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder thereof.

                  (b) If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the Holders in the written notice given pursuant to Section 2.1(a). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof. The Board of Directors shall have the right to select the managing underwriter(s) for any underwritten Piggyback Registration. All Holders proposing to sell their Registrable Securities in such underwritten offering shall (together with the Company) enter into an underwriting agreement in customary form.

                  (c) If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company in writing that in their good faith opinion the securities requested to be included therein exceeds the amount of securities that can be sold in such offering such that the inclusion of such Registrable Securities would adversely affect marketing of the securities to be sold by the Company, any securities to be sold by the Company shall have priority over any Registrable Securities held by Holders, and the number of shares to be included by a Holder and other holders of the Company's securities exercising similar piggyback registration rights as the Holders shall be reduced pro rata on the basis of the percentage of the then outstanding Registrable Securities held by each such Holder and all such other holders exercising similar piggyback registration rights.

Notwithstanding the provisions of this Section 2.1 and Section 2.5, the Company shall have the right at any time after it shall have given written notice to the Holders pursuant to Section 2.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing, but prior to effectiveness.

                  2.2  Shelf Registration

                  (a) As soon as practicable after the Company becomes eligible to do so, the Company shall use its reasonable best efforts to list the Common Stock on The Nasdaq Smallcap Market or another nationally recognized exchange or inter-dealer quotation system.

                  (b) As soon as practicable after the Company becomes eligible to file a shelf registration statement on Form S-3 or any other appropriate or available form under Rule 415 of the Securities Act or any similar rule that may be adopted by the Commission relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such shelf registration statement (together with all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference thereto, the "Shelf Registration Statement"), the Company shall provide written notice thereof to the Holders. If at any time after receipt of such notice a Holder of Registrable Securities delivers to the Company a written notice requesting that the Company file a Shelf Registration Statement, the Company shall use its reasonable best efforts to prepare and file with the Commission, as soon as practicable, but in any event, no later than the date that is thirty (30) days after receipt of such notice, a Shelf Registration Statement; provided that the Company may also register for sale on its own account or that of any other holder of equity securities of the Company pursuant to the Shelf Registration Statement such additional shares of the Company's stock as it shall desire; provided, further, that if the terms of the underwriting agreement executed in connection with any Piggyback Registration or Demand Registration prohibit the Company from filing any Shelf Registration Statement at any point in time, the Company shall have the right to delay such filing for the required period, which period shall not exceed 90 days. Notwithstanding the foregoing, no Holder shall be entitled to request the Company to file a Shelf Registration Statement if during the period beginning on the date of such request and ending on the first business day following the six month anniversary thereof, such Holder is eligible to sell all of its Registrable Securities pursuant to Rule 144 (notwithstanding the volume limitations set forth in Rule 144(e), if applicable), provided, however, that such Holder may participate in a Shelf Registration requested by another Holder. For the purpose of determining whether a Holder is eligible to sell all of its Registrable Securities subject to the volume limitations set forth in Rule 144(e), the average weekly trading volume shall be deemed to be the average weekly reported volume of trading of the Common Stock on all national securities exchanges and/or automated quotation systems during the twenty-four
(24) calendar weeks preceding such determination.

                  (c) Each Holder of Registrable Securities that wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related prospectus agrees to deliver a written notice to the Company at least three (3) business days prior to the intended distribution of Registrable Securities under the Shelf Registration Statement. Provided that the Shelf Registration Statement has been declared effective, the Company shall, as promptly as is practicable after a Holder has delivered such notice and such other information as the Company may reasonably require, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or amendment to any document incorporated therein by reference or file any other required document so that such Holder is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to the purchaser of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its best efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable,
(ii) provide such Holder with such number of copies of any documents filed pursuant to the foregoing as the Holder shall reasonably request and (iii) notify such Holder as promptly as practicable after the effectiveness of any post-effective amendment filed hereunder; provided, however, that if such notice is delivered during a Blackout Period, the Company shall so inform the Holder delivering such notice and shall take the actions set forth in clauses
(i), (ii) and (iii) above upon expiration of the Blackout Period in accordance with Section 2.2(e) hereof.

                  (d) The Company will use its reasonable best efforts to cause the Shelf Registration Statement filed pursuant to Section 2.2(b) to be declared effective and, subject to Section 2.2(e), to remain effective for a period ending on the earlier of (i) the date two years after the effective date of the Shelf Registration Statement and (ii) the date on which there cease to be any Registrable Securities outstanding.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to delay the effectiveness of the Shelf Registration Statement or to suspend, after the lapse of a period of sixty (60) days after the effective date of such Shelf Registration Statement, the right of a Holder to sell Registrable Securities under an effective Shelf Registration Statement, during no more than (2) periods aggregating not more than fifty (50) days in any twelve-month period (a "Blackout Period") in the event that (i) (A) the Company would, in accordance with the reasonable advice of its counsel, be required to disclose in the prospectus information not otherwise required by law to be publicly disclosed, and (B) in the reasonable judgment of the Board of Directors of the Company, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any material financing, acquisition, merger, joint venture, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar material transaction involving the Company, or (ii) a change to the Shelf Registration Statement is required so that, as of such date, the Shelf Registration Statement and prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, further, that during any such Blackout Period, the Company shall also delay the filing or effectiveness of any registration statement with respect to any securities of the Company or any other shareholder of the Company. The Company shall promptly give the Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay; and provided further, however, that the implementation of any Blackout Period shall be done in good faith, and not for the purpose or intention of impeding such rights.

                  (f) The Holders may elect to sell Registrable Securities in an underwritten offering pursuant to Section 2.2 in accordance with the conditions set forth in this Section 2.2(f). In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved, by the Holders holding a majority of the outstanding Registrable Securities, subject, in each case, to the consent of the Company, which consent will not be unreasonably withheld. The Company shall not be obligated to arrange for more than two underwritten offerings pursuant to the Shelf Registration Statement. No Holder may participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto and (ii) completes and executes all other customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  2.3  Registration upon Request.

                  (a) Subject to the terms and conditions hereof, if at any time after August 4, 2005, there shall remain any Registrable Securities issued and outstanding and beneficially owned by the Purchaser or a Holder, then upon the written request (a "Demand") of the Purchaser or the Holders of a majority in interest of Registrable Securities, that the Company effect the registration under the Securities Act of all of the Registrable Securities held by the Purchasers or such Holders, as the case may be, the Company will use its reasonable best efforts, taking into account developments in the Company's business, to effect the registration under the Securities Act of such Registrable Securities (a "Demand Registration"). Such registration statement (a "Demand Registration Statement") shall be on Form S-1, Form SB-1 or such other appropriate or available registration form of the Securities and Exchange Commission as shall be selected by the Company. Subject to Section 2.3(c), the Company may also register for sale for its own account or that of any other holder of equity securities of the Company pursuant to the Demand Registration Statement such additional shares of the Company's stock as it shall desire. Subject to Sections 2.3(b) and (c), upon receipt of any such Demand, the Company shall provide written notice to all Holders not party to the Demand and shall include in such registration all Registrable Securities requested to be included therein pursuant to the written requests of Holders received within 20 days after delivery of the Company's notice. Notwithstanding the foregoing if the terms of the underwriting in connection with any Piggyback Registration or prior Demand Registration prohibit the Company from filing any Demand Registration Statement, the Company shall have the right to delay such filing for the required period, which period shall not exceed 90 days.

                  (b) Notwithstanding Section 2.3(a):

                                   (i) In no event shall the Company be
         required to effect more than two Demand Registrations pursuant to
         Section 2.3.

                                   (ii) The Company shall not be required to
         effect any Demand Registration following the date on which any Shelf Registration Statement first becomes effective.

                                   (iii) No Holder shall be entitled to make a
         Demand if during the period beginning on the date of such Demand and ending on the first business day following the six month anniversary thereof, such Holder is eligible to sell all of its Registrable Securities pursuant to Rule 144 (notwithstanding the volume limitations set forth in Rule 144(e), if applicable), provided, however, that such Holder shall be entitled to participate in a Demand Registration requested by any other Holder or Holders. For the purpose of determining whether a Holder is eligible to sell all of its Registrable Securities subject to the volume limitations set forth in Rule 144(e), the average weekly trading volume shall be deemed to be the average weekly reported volume of trading of the Common Stock on all national securities exchanges and/or automated quotation systems during the twenty-four (24) calendar weeks preceding such determination.

                                   (iv) No Holder may request a second Demand
         Registration until six months following the date on which the first Demand Registration Statement becomes effective, provided, that no Holder may participate in the second Demand Registration unless such Holder (i) delivered a notice to the Company pursuant to Section 2.3(a) requesting that all of such Holder's Registrable Securities be included in the first Demand Registration and (ii) notwithstanding the consummation of the offering made pursuant to the first Demand Registration, not all of such Holder's Registrable Securities were permitted by the Company to be sold in such offering. Notwithstanding the foregoing, subject to clauses (i)-(iii) above, if the date on which the first Demand Registration Statement becomes effective is more than 90 days after the date on which the Demand was made which resulted in the first effective Demand Registration Statement, the Purchasers or the Holders, as the case may be, may request a second Demand Registration at any time following the 90th day after the date on which the first Demand Registration Statement becomes effective.

                  (c) In connection with any registration pursuant to this
Section 2.3, the Holders may elect to sell Registrable Securities in an underwritten offering in accordance with the conditions set forth in this
Section 2.3(c). In any such underwritten offering, the investment bank that will manage the offering will be selected by, and the underwriting arrangements with respect thereto will be approved, by the Holders holding a majority of the Registrable Securities to be sold pursuant to such offering, subject, in each case, to the consent of the Company, which consent will not be unreasonably withheld. No Holder may participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto and (ii) completes and executes all other customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In the case of any such underwritten offering, the managing underwriter for such offering advises the Company in writing that in their good faith opinion the securities requested to be included therein exceeds the amount of securities that can be sold in such offering such that the inclusion of such Registrable Securities would adversely affect marketing of the securities to be sold pursuant to the offering, the Registrable Securities held by Holders who elect to participate in such offering and other holders of the Company's securities exercising similar demand registration rights shall have priority over any securities to be sold by the Company or any additional holders of the Company's securities, and the number of shares to be included by the Holders and such other holders exercising similar demand registration rights shall be reduced pro rata on the basis of the percentage of the then outstanding Registrable Securities held by each such Holder and the registrable securities held by all other holders exercising similar demand registration rights.

                  (d) If the Purchaser or a majority of Holders participating in a Demand Registration determine, prior to the effectiveness of the Demand Registration Statement, not to sell Registrable Securities pursuant to such registration, such Holders shall provide written notice to the Company and the Company shall cease all efforts in connection with such Demand Registration; provided, however, that if the Purchaser or any Holders, as applicable, shall request a Demand Registration within six months of such withdrawal, the Company shall bear the costs and expenses incurred prior to such withdrawal and such requesting Holders shall pay in full to the Company, within thirty (30) days after presentation of an invoice by the Company therefor, all reasonable costs and expenses incurred by the Company in connection with the completion of such Demand Registration following such new request, provided however, to the extent that the Company includes any shares of Common Stock in such Demand Registration Statement for sale of the account of the Company, the Company shall pay its pro rata share of any such expenses.

                  2.4 Expenses of Registration. All expenses incurred in connection with the registrations described herein shall be borne by the Company. The expenses of the Company shall not include the expenses incurred by any Holder, provided that the Company shall reimburse the Holders for no greater than an aggregate of $20,000 for reasonable legal fees and expenses payable to a single outside counsel for legal services in connection with the Piggyback Registrations, Shelf Registrations and Demand Registrations pursuant to this Agreement, provided, that if there shall be more than one such registration, such reimbursement shall be made with respect to the registrations in order of their occurrence, provided, further, that no such reimbursement shall be made with respect to any Demand Registration withdrawn pursuant to Section 2.3(d). All underwriting discounts, selling commissions and other similar fees relating to Registrable Securities included in any registration statement of the Company shall be borne by the Holders of such Registrable Securities pro rata on the basis of the amount of Registrable Securities sold by them.

                  2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article II involving the registration of Registrable Securities, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

                  (a) cause such registration to be declared effective by the Commission;

                  (b) as soon as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein (including post-effective amendments, prospectus supplements and pricing supplements) as may be necessary, including in the case of a Shelf Registration Statement such amendments and supplements as are necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2.1(d);

                  (c) provide (i) the Holders of the Registrable Securities to be included in such registration statement, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act) if any, thereof, (iii) the sales or placement agent therefor, if any, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for all the Holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                  (d) (i) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any Holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, and (ii) take any and all other actions as may be reasonably necessary or advisable to enable each such Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any other purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 2.5(d) or (2) consent to general service of process or taxation in any such jurisdiction;

                  (e) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus and any documents incorporated by reference therein, as any Holder from time to time may reasonably request;

                  (f) promptly notify the selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                  (h) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such Holder or agent or to any underwriters, the name and description of such Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Holder or agent or to such underwriters;

                  (i) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

                  (j) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable but in no event later than eighteen months after the effective date of such registration statement, an earnings statement covering the period of at least twelve months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (k) make available to any Holder of the Registrable Securities which are being sold in an underwritten offering registered pursuant to this Agreement, to any underwriter of such sale and to any counsel retained by such Holder in connection therewith, at reasonable times and places, all records and documents of the Company that are material to the Company or otherwise reasonably pertinent to the offering of Registrable Securities. The Company shall cause its officers, directors and employees to supply all information reasonably requested by such Holder, underwriter or counsel in connection therewith.

                  2.6 Delivery of Prospectus Supplement. In the event that the Company would be required, pursuant to Section 2.5 (f) above, to provide notice to the selling Holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof with respect to any of the items set forth in Section 2.5(f), the Company shall as soon as reasonably practicable and as required prepare and furnish to each such Holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to initial purchasers of Registrable Securities, such prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company pursuant to Section 2.5 (f) hereof which would require such Holder to discontinue the disposition of the Registrable Securities pursuant thereto, such Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  2.7 Furnishing Information by the Holders. The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder as required under applicable law and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time request in writing. Each such Holder agrees to promptly notify the Company of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish information so required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  2.8 Indemnification.

                  (a) The Company will indemnify each Holder whose Registrable Securities are to be included in a registration pursuant to this Article II, each of such Holder's officers, directors, partners, members, stockholders, agents, employees and representatives and each Person who controls such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities incurred thereby (or actions, proceedings or settlements in respect thereof) (i) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, or other document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse each such indemnified person for any reasonable legal and other expenses reasonably incurred as such expenses are incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus made in reliance on and in strict conformity with written information furnished to the Company by such Holder and provided specifically for use in such registration statement, or prospectus or the Holder delivered a registration statement or prospectus in violation of Section
2.6 hereof after written notice was provided by the Company as provided in
Section 2.6. It is agreed that the indemnity agreement contained in this
Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

                  (b) Each Holder whose Registrable Securities are included in any registration effected pursuant to this Article II shall severally and not jointly indemnify the Company, each of its directors, each of its officers who has signed the registration statement, agents, employees and representatives, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, each other such Holder and each of their officers, directors, partners, agents, employees and representatives and each person controlling such Holder, and each underwriter, if any, of such Registrable Securities and each Person who controls any such underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) (i) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, or other document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (iii) if the Holder delivered a registration or prospectus in violation of
Section 2.6 hereof after written notice was provided by the Company as provided in Section 2.6 and will reimburse such indemnified persons for any reasonable legal or other expenses reasonably incurred in connection with investigating or defending or settling any such claim, loss, damage, liability or expense, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement or prospectus, in reliance upon and in strict conformity with written information furnished to the Company by such Holder and provided specifically for use therein; provided, that (x) no Holder shall be liable hereunder for any amounts, together with all previous payments under this Section 2.8, in excess of the net proceeds received by such Holder pursuant to such registration, and (y) the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) Each party entitled to indemnification under this Section
2.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense with one counsel reasonably acceptable to and paid for by the Indemnifying Party but with respect to any other counsel at the Indemnified Party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.8 to the extent such failure is not materially prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  2.9 Other Obligations. With a view to making available the benefits of certain rules and regulations of the Commission which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

                  (a) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the Holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such Registrable Securities at no cost to such Holder;

                  (b) make and keep available public information as defined in Rule 144 under the Securities Act at all times;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish any Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a Holder of Registrable Securities to sell any such Registrable Securities without registration.

                  2.10 Grant of Registration Rights. For so long as there shall remain any Registrable Securities, the Company hereby covenants and agrees not to grant to any Person other than the Purchaser or any other Holders registration rights or other similar rights more favorable than or inconsistent with the rights granted pursuant to this Agreement, provided that the Company may grant registration rights or other similar rights as favorable as, or less favorable than, and consistent with the rights granted pursuant to this Agreement.

                                  ARTICLE III

                                  Termination
                                  -----------

                  This Agreement shall terminate immediately following the moment at which there exist no securities of the Company that constitute Registrable Securities; provided, however, that Section 2.8 hereof shall survive indefinitely.

                                   ARTICLE IV

                                 Miscellaneous
                                 -------------

                  4.1 Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Registrable Securities and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

                  4.2 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, in addition to any other remedies available under applicable law, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  4.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, upon execution hereof, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                  4.4 Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statements as to the results thereto) made by or on behalf of any Holder of Registrable Securities, any director, officer, member or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive the transfer of Registrable Securities by such Holder.

                  4.5  Amendment; Waiver.

                  (a) This Agreement may be amended only by a written instrument signed by the Company and the Purchaser; provided, that if any amendment affects one or more other Holders, if any, differently from the Purchaser, such amendment shall also require the consent of the holders of a majority in interest of the Registrable Securities.

                  (b) No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Holders shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver, whether or not the Registrable Securities shall have been marked to indicate such amendment or waiver.

                  4.6 Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given if delivered personally, or sent by either certified or registered mail, return receipt requested, postage prepaid, or by overnight courier guaranteeing next day delivery, or by telex or telecopier, at the following addresses:

                  if to the Company:

                  Neurologix, Inc.
                  One Bridge Plaza
                  Fort Lee, New Jersey 07029
                  Attention:   Mark S. Hoffman
                  Telecopier:  (201) 585-9798

                  with a copy to

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, New York  10036
                  Attention:   Stephen Banker
                  Telecopier:  (212) 735-2000

                  if to the Purchaser, separate copies addressed to:

                  Medtronic International, Ltd.
                  World Headquarters
                  710 Medtronic Parkway
                  Minneapolis, Minnesota 55432-5604
                  Telecopy:   763-572-5459
                  Attention:  General Counsel

                  Medtronic International, Ltd.
                  World Headquarters
                  710 Medtronic Parkway
                  Minneapolis, Minnesota 55432-5604
                  Telecopy:   763-505-2542
                  Attention:  Vice President and Chief Development Officer


or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of this Agreement treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

                  4.7 Inspection. So long as this Agreement shall be in effect, this Agreement and any amendments hereto shall be made available for inspection by any Holder at the principal offices of the Company.

                  4.8 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  4.9 Headings. Article, section and paragraph headings are inserted for convenience only and do not constitute a part of this Agreement.

                  4.10 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to this subject matter.

                  4.11 Illegality. In case any provision in this Agreement shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

                  4.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                                       NEUROLOGIX, INC.


                                       By:  /s/ Michael Sorell
                                            -----------------------------------
                                                Name:  Michael Sorell
                                                Title: Chief Executive Officer


                                       MEDTRONIC INTERNATIONAL, LTD.


                                       By:  /s/ Michael D. Ellwein
                                            -----------------------------------
                                                Name:  Michael D. Ellwein
                                                Title: Vice President